Exhibit 99.1

Exela Technologies, Inc.
Announces Appointment of J. Coley Clark
to Board of Directors

IRVING, Texas, December 5, 2019 – Exela Technologies, Inc. (“Exela”) (NASDAQ: XELA), a location-agnostic global business process automation (BPA) leader across numerous industries, announced that effective December 2, 2019, J. Coley Clark was appointed to Exela’s board of directors.

“Coley’s experience on public company boards and committees, his more than 30 years of experience in the financial industry, including at Electronic Data Systems (EDS) and BancTec, equip him well to step in and provide immediate value to Exela’s board of directors,” said Par Chadha, Chairman of the Board of Exela. “We look forward to leveraging his expertise, and his insights and industry knowledge will be a welcome addition to our team.”

“I am honored to join the board directors at Exela, and I look forward to offering my perspective and experience to help Exela achieve its strategic goals,” said Clark. “My prior service on public company boards and committees offers me a broad perspective on various governance and other matters.”

Mr. Clark currently serves on the board of directors of Moneygram International, Inc., and is the retired Chief Executive Officer and Chairman of the Board of BancTec, Inc., a global provider of document and payment processing solutions. Mr. Clark retired from EDS, an outsourcing services company that was acquired by Hewlett-Packard in 2008, as Senior Vice President and head of the Financial and Transportation Industry Group. Starting at EDS in 1971 in the Systems Engineering Development Program, he progressed through a variety of roles. In addition, Mr. Clark served three years in the U.S. Army, attaining the rank of Captain, and served as a company commander in Europe and Southeast Asia. Mr. Clark has a degree in sociology from the University Texas, Austin.

About Us
Exela is a business process automation (BPA) leader, leveraging a global footprint and proprietary technology to provide digital transformation solutions enhancing quality, productivity, and end-user experience. With decades of expertise operating mission-critical processes, Exela serves a growing roster of more than 4,000 customers throughout 50 countries, including over 60% of the Fortune® 100. With foundational technologies spanning information management, workflow automation, and integrated communications, Exela’s software and services include multi-industry department solution suites addressing finance and accounting, human capital management, and legal management, as well as industry-specific solutions for banking, healthcare, insurance, and public sectors. Through cloud-enabled platforms, built on a configurable stack of automation modules, and over 22,000 employees operating in 23 countries, Exela rapidly deploys integrated technology and operations as an end-to-end digital journey partner.

Forward-Looking Statements: Certain statements included in this press release are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “may”, “should”, “would”, “plan”, “intend”, “anticipate”, “believe”, “estimate”, “predict”, “potential”, “seem”, “seek”, “continue”, “future”, “will”, “expect”, “outlook” or other similar words, phrases or expressions. These forward-looking statements include statements regarding our industry, future events, the estimated or anticipated future results and benefits of the Business Combination, future opportunities for the combined company, and other statements that are not historical facts. These statements are based on the current expectations of Exela management and are not predictions of actual performance. These statements are subject to a number of risks and uncertainties, including without limitation those discussed under the heading “Risk Factors” in Exela’s most recently filed Annual Report on Form-10-K filed with the Securities and Exchange Commission. In addition, forward-looking statements provide Exela’s expectations, plans or forecasts of future events and views as of the date of this communication. Exela anticipates that subsequent events and developments will cause Exela’s assessments to change. These forward-looking statements should not be relied upon as representing Exela’s assessments as of any date subsequent to the date of this press release.

Find out more at www.exelatech.com

Follow Exela on LinkedIn https://www.linkedin.com/company/exela-technologies/

Follow Exela on Twitter: https://twitter.com/exelatech

Media Contact: Kevin McLaughlin

T: 646-277-1234

E: kevin.mclaughlin@icrinc.com

Investor Contact: William Maina

E: IR@exelatech.com

T: 646-277-1236